Pension and Other Postretirement Benefit Plans - Schedule of Expected Benefit Payments of Pension Plans (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan, Expected Future Benefit Payments, Fiscal Year Maturity [Abstract]
2014	$ 7.4
2015	6.8
2016	7.1
2017	8.1
2018	8.5
Thereafter	193.3
Total Liability	$ 231.2	$ 90.9	$ 89.9